FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND

Dear Shareholder:
     The Flaherty & Crumrine/Claymore Total Return Fund ("FLC") got off to a good start in fiscal 2004. The total return on net asset value ("NAV") for fiscal first quarter ending February 29th was +3.8% 1. Since the Fund's inception on August 26, 2003 through the end of the fiscal quarter, the total return was +6.7%1.
     As of February 29th, 35.9% of the portfolio was invested in corporate debt securities and 60.6% in preferred securities (with the balance comprised of cash, common stocks and hedge instruments). These allocations will change over time as we identify trading opportunities, although preferreds will normally constitute at least half of the portfolio.
     With interest rates hovering near all-time lows, individual investors have increasingly turned to preferred securities as they try to increase the income from their portfolios. At the same time, the size of the market has remained fairly stable. There has been a steady stream of new issues brought to market, but older issues are being redeemed at about the same pace. As expected, issuers are replacing older high coupon preferred issues with similar but less expensive ones.
     These refinancing transactions are very important to the Fund--if the trend persists for a period of time, there may be downward pressure on the income generated by the portfolio. On the other hand, at the current level of interest rates, the cost of the Fund's leverage is at historically low levels. So far these two effects have roughly offset each other.
     The Fund's hedging strategy also performed as expected. To refresh your memory, FLC normally hedges by purchasing put options on U.S. Treasury bond futures. As interest rates go up or down, the prices of these put options typically move in the opposite direction of the preferred securities. There is, however, an important and valuable feature to a put option hedge--in a period of falling interest rates (as in recent months), the value of the preferred portfolio usually goes up by more than the drop in the value of the put options. Although the value of the hedge positions declined during the period, when compared to appreciation in the preferred and corporate bond positions, this hedging loss was small. Of course, if we knew interest rates were going to fall, the best hedge would have been no hedge at all, but our crystal ball is a bit too cloudy for that! We prefer to hedge consistently, knowing that the portfolio should participate in a rally but be protected if interest rates rise significantly.
     The Fund's combination of preferred securities and the put option hedge creates an unusual investment product, and we have yet to find a perfect benchmark for comparison. When measured against LONG-TERM fixed income investments, we expect the returns on NAV to lag (but generally only a little!) during periods of falling interest rates (because the hedge will hurt returns), and to perform much better if rates rise substantially. In most interest rate scenarios, the Fund's returns on NAV should out-perform SHORT-TERM investments, although the Fund's returns on NAV may lag briefly during periods of rising short-term rates. In any event, investors should always bear in mind that changes in the Fund's premium or discount to NAV can significantly affect the performance and volatility of the Fund's common share price.
     Economic conditions in the United States continue to show signs of improvement. This rising economic tide has benefited corporate profitability and enabled companies to improve the quality of their balance sheets. At the same time, sluggish job formation and subdued inflation have persuaded the Federal Reserve to keep monetary policy accommodative, which has held down the cost of the Fund's leverage.
     In the coming weeks, the Fund's adviser, Flaherty & Crumrine, will launch a new web site, WWW.PREFERREDSTOCKGUIDE.COM. The site will contain useful information about most of the issues that make up the preferred securities universe. We've tried to make the site informative and easy to use. We hope you take the opportunity to explore it, and when you do, we'd like your feedback on ways to make it even better. We hope you will also continue to visit the Fund's web site at WWW.FCCLAYMORE.COM.

     Sincerely,

     /S/DONALD F. CRUMRINE                          /S/ROBERT M. ETTINGER

     Donald F. Crumrine                             Robert M. Ettinger
     Chairman of the Board                          President

     April 12, 2004

     (1) Based on monthly data provided by Lipper Inc. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund
SUMMARY OF INVESTMENTS
FEBRUARY 29, 2004 (UNAUDITED)
----------------------------

                                                                                                          PERCENT
                                                                                            VALUE         OF TOTAL
                                                                                           (000'S)       NET ASSETS
                                                                                          --------       ----------
ADJUSTABLE RATE PREFERRED SECURITIES
     Banking ..........................................................................   $ 11,853            3.2%
     Financial Services ...............................................................      4,563            1.3
                                                                                          --------         ------
         TOTAL ADJUSTABLE RATE ........................................................     16,416            4.5
FIXED RATE PREFERRED SECURITIES
     Utilities ........................................................................     34,931            9.5
     Banking ..........................................................................    109,579           29.7
     Financial Services ...............................................................     21,356            5.8
     Insurance ........................................................................     27,625            7.5
     Oil and Gas ......................................................................      3,175            0.8
     Miscellaneous Industries .........................................................     10,223            2.8
                                                                                          --------         ------
         TOTAL FIXED RATE .............................................................    206,889           56.1
TOTAL PREFERRED SECURITIES ............................................................    223,305           60.6
CORPORATE DEBT SECURITIES
     Utilities ........................................................................     52,054           14.1
     Banking ..........................................................................     10,302            2.8
     Oil and Gas ......................................................................      6,125            1.7
     Insurance ........................................................................     54,301           14.7
     Other ............................................................................      9,412            2.6
                                                                                          --------         ------
         TOTAL CORPORATE DEBT SECURITIES ..............................................    132,194           35.9
COMMON STOCKS AND CONVERTIBLE SECURITIES
     Utilities ........................................................................      5,714            1.6
     Insurance ........................................................................      1,607            0.4
                                                                                          --------         ------
         TOTAL COMMON STOCKS AND CONVERTIBLE SECURITIES ...............................      7,321            2.0
PURCHASED PUT OPTIONS .................................................................      1,675            0.4
MONEY MARKET FUNDS ....................................................................      1,470            0.4
                                                                                          --------         ------
TOTAL INVESTMENTS .....................................................................    365,965           99.3
OTHER ASSETS AND LIABILITIES (NET) ....................................................      2,720            0.7
                                                                                          --------         ------
         TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK .....................  $ 368,685          100.0%
                                                                                          ========         ======

FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------
                                                          TOTAL                                         DIVIDEND
                                                        DIVIDEND        NET ASSET        NYSE         REINVESTMENT
                                                          PAID            VALUE      CLOSING PRICE      PRICE (1)
                                                        --------        ---------    -------------    ------------
December 31, 2003 - Extra ...........................   $0.0400          $24.41          $25.85          $24.56
December 31, 2003 ...................................    0.1625           24.41           25.85           24.56
January 31, 2004 ....................................    0.1625           24.65           25.80           24.65
February 29, 2004 ...................................    0.1625           24.72           25.86           24.72

--------------------
 (1) Whenever  the net asset value per share of the Fund's  common stock is less than or equal to the market price per share on the payment date, new shares issued  will be valued at the higher of net asset  value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                 STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
                                THREE MONTHS ENDED FEBRUARY 29, 2004 (UNAUDITED)
                                ------------------------------------------------

                                                                                                            VALUE
                                                                                                           (000'S)
                                                                                                           --------
OPERATIONS:
     Net investment income ...........................................................................   $     4,364
     Net realized loss on investments sold during the period .........................................        (5,032)
     Change in net unrealized appreciation of investments held during the period .....................         9,998
     Distributions to Auction Market Preferred Stock (AMPS*) Shareholders from net investment
         income, including changes in accumulated undeclared distributions ...........................          (388)
                                                                                                         -----------
         Net increase in net assets from operations ..................................................         8,942
DISTRIBUTIONS:
     Dividends paid from net investment income to Common Stock Shareholders (2) ......................        (5,118)
     Distributions paid from net realized capital gains to Common Stock Shareholders .................             0
                                                                                                         -----------
         Total Distributions .........................................................................        (5,118)
FUND SHARES TRANSACTIONS:
     Increase from Common Stock Transactions .........................................................           844
                                                                                                         -----------
NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD ..................................         4,668
NET ASSETS AVAILABLE TO COMMON STOCK:
     Beginning of period .............................................................................       235,499
                                                                                                         -----------
     End of period ...................................................................................   $   240,167
                                                                                                         ===========

                                                                                             FINANCIAL HIGHLIGHTS(1)
                                                                     THREE MONTHS ENDED FEBRUARY 29, 2004 (UNAUDITED)
                                                               FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                               -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
     Net asset value, beginning of period ............................................................   $     24.33
                                                                                                         -----------
INVESTMENT OPERATIONS:
     Net investment income ...........................................................................          0.45
     Net realized loss and unrealized appreciation on investments ....................................          0.51
DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
     From net investment income ......................................................................         (0.04)
     From net realized capital gains .................................................................          0.00
                                                                                                         -----------
     Total from investment operations ................................................................          0.92
                                                                                                         -----------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
     From net investment income ......................................................................         (0.53)
     From net realized capital gains .................................................................          0.00
                                                                                                         -----------
     Total distributions to Common Shareholders ......................................................         (0.53)
                                                                                                         -----------
     Net asset value, end of period ..................................................................   $     24.72
                                                                                                         ===========
     Market value, end of period .....................................................................   $     25.86
                                                                                                         ===========
     Common shares outstanding, end of period ........................................................     9,713,668
                                                                                                         ===========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
     Net investment income + .........................................................................          6.76%**
     Operating expenses ..............................................................................          1.57%**

--------------------------------------------------------
SUPPLEMENTAL DATA:++
     Portfolio turnover rate fiscal year to date .....................................................            31%***
     Total net assets available to Common and Preferred Stock, end of period (in 000's) ..............   $   368,685
     Ratio of operating expenses to total average net assets available to Common and Preferred Stock .          1.02%**

(1)  These tables summarize the three months ended February 29, 2004 and should be read in conjunction with the Fund's audited financial statements, including footnotes, contained in its Annual Report dated November 30, 2003.
(2)  Includes income earned, but not paid out, in prior fiscal year.
*    Auction Market Preferred Stock.
**   Annualized.
***  Not Annualized.
+    The net investment income ratios reflect income net of operating expenses and payments to AMPS* Shareholders.
++   Information presented under heading Supplemental Data includes AMPS*.

DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   Nicholas Dalmaso
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
     Chairman of the Board
     and Chief Executive Officer
   Robert M. Ettinger, CFA
     President
   Peter C. Stimes, CFA
     Chief Financial and Accounting
     Officer, Vice President and
     Treasurer
   Nicholas Dalmaso
     Vice President
   R. Eric Chadwick, CFA
     Vice President and Secretary
   Bradford S. Stone
     Vice President

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@fin-mail.com

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY &
 CRUMRINE/CLAYMORE TOTAL RETURN FUND?
   o If your shares are held in a brokerage
     Account, contact your broker.
   o If you have physical possession of your shares in certificate form, contact the Fund's Transfer
     Agent & Shareholder Servicing Agent --
               PFPC Inc.
               P.O. Box 43027
               Providence, RI 02940-3027
               1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

[GRAPHIC OMITTED]
LIGHTHOUSE

Flaherty & Crumrine/Claymore
============================
TOTAL RETURN FUND

                                    QUARTERLY
                                     REPORT


                                FEBRUARY 29, 2004


                          web site: www.fcclaymore.com